RESEARCH AND DEVELOPMENT EXPENSES (Tables)	12 Months Ended
Dec. 31, 2020
Summary of Research and development expenses
In Thousands of US Dollars
	For the Year Ended December 31,
Research and Development Program	2020	2019	2018
Research and Development Program	$-	$4	$2
Alzheimer’s Disease: Therapeutics	-	4	-
Anti-Infectives	4	4	4
BPH (Enlarged Prostate) and Prostate Cancer Therapeutics	7,162	5,932	4,917
Tobacco Exposure Tests: NicAlert™ and TobacAlert™	1	18	2
Total	$7,167	$5,962	$4,925